Exhibit 99.1
Energizing The World One BTU At A Time
Howard Weil Annual Energy Conference
Gregory H. Boyce Chairman and Chief Executive Officer
March 18, 2013
Peabody Energy

Statement on Forward-Looking Information
Peabody Energy
The use of the words “Peabody,” “the company,” “our” and “we” relate to Peabody Energy Corporation, its subsidiaries and majority-owned affiliates. Certain statements in this presentation are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of March 18, 2013. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: global supply and demand for coal, including the seaborne thermal and metallurgical coal markets; price volatility, particularly in higher-margin products and in our trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables; global steel demand and the downstream impact on metallurgical coal prices; impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay arrangements for rail and port commitments for the delivery of coal; successful implementation of business strategies; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; availability, access to and related cost of capital and financial markets; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which we have operations or serve customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements and changes in income tax regulations, sales-related royalties or other regulatory taxes; litigation, including claims not yet asserted; terrorist attacks or threats, impacts of pandemic illness; and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC).
Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses, depreciation, depletion and amortization, asset impairment and mine closure costs and amortization of basis difference associated with equity method investments. Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles. Management uses Adjusted EBITDA as a key measure of operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements.
03/18/13

Peabody Well Positioned in Face of Improving Market Conditions
Peabody Energy
BTU delivered record 2012 safety results, revenues, Adjusted U.S. EBITDA and Australia sales volume
2013 coal markets improving globally and in U.S.
Pacific Rim markets driving significant near- and long-term met and thermal coal demand growth
Peabody global asset base and strategy targets success in all markets
Leading presence in growing regions: Australia, PRB and Illinois Basin
Major capital discipline and cost containment programs

Peabody: The Only Global Pure-Play Coal Investment
Peabody Energy
The World's Largest Private-Sector Coal Company
28 Active mines in U.S. and Australia
9.3 billion tons of reserves
U.S.: 8.2 billion tons
Australia: 1.1 billion tons
Significant project portfolio
Global trading and business offices
Multiple equity interests
London Essen Ulaanbaatar Urumqi New Delhi Beijing Singapore Balikpapan Jakarta NCIG St. Louis DTA
Note: Active mine count includes 50% equity interest in Middlemount Mine.

Diverse Revenues and Strong Cost Containment Drive Superior Margins
Peabody Energy
2012 Revenue by Product
Western U.S. Thermal Australian Met Australian Thermal Trading & Brokerage Midwest U.S. Thermal
Global platform provides diverse contributions
Gross margins ~30% above U.S. peer group over past three years
Record U.S. margins in 2012
Leading U.S. platform
#1 position in growth regions of SPRB, ILB
Rising Australia met coal volumes
U.S. peers include ACI, ANR, CNX, CLD, PCX, WLT, ICO, and MEE in years of operation.
Position based on total reported sales as of 12/31/2012, including sales sourced from third parties via Trading & Brokerage.

Global Coal Markets

Coal market Demand Rising in 2013 on Higher Steel Production, Generation
Peabody Energy
Expect global steel production growth of ~3% driving increased need for metallurgical coal
>75 GW of coal generation expected to come on line in 2013
Requires 250 MTPY of coal at full capacity
Coal generation increases YTD from China, India and Europe
Seaborne thermal demand expected to increase 40 - 50 million tonnes on growing Asian demand
2013 Expected New Coal-Fueled Generation China 43 GW India 13 GW Other Asia 7 GW Europe 7 GW Other 7 GW
Source: Peabody Global Analytics, World Steel Association. YTD data through February 2013.

Another Round of Global Supply Constraints Again Beginning to Emerge
Peabody Energy
U.S. exports expected to decline ~30 million tons in 2013
Strikes hinder mine production in several countries
Mozambique and Mongolia shipments below targets
Chinese regulators calling for closure of ~5,000 small mines in 2013 to rationalize production
Idling of high-cost mines in U.S., Mongolia, China, Australia and Canada
Source: Company filings; industry reports; China's State Administration of Work Safety.

Metallurgical Prices Improving on Increased Demand, Supply Curtailments
Peabody Energy
Rising steel output in Asia drives global steel production higher in January
Key Asia importing countries see rising steel production: China (+5%), India (+4%), Japan (+3%)
Spot metallurgical coal prices rise sharply from 2012 lows
Substantial project deferrals and mine idlings in 2012 as premium price per tonne moved below mid-$200s
Coking Coal Price Recovers 20% from 2012 Trough; LV PCI +40%
Met Spot Price/Tonne $240 $200 $160 $120 $80 January April July October 2012 January March 2013
HQ HCC Low-Vol PCI Low-Vol PCI Closes Gap; 80%-85% of HQHCC
Source: World Steel Association, UBS Commodities Daily and Peabody Global Analytics.

PCI in Growing Demand from Global Steel Producers
Peabody Energy
Steelmakers increasing PCI use to reduce costs, improve margins
Pulverized Coal Injection a replacement for coke made from coking coal
1.1 tonnes of low-vol PCI replaces 1 tonne of coke
Peabody is #1 exporter of low-vol PCI
Majority of high quality low-vol PCI supply from Australia
Seaborne PCI market expected to grow at 8% CAGR over next five years as higher quality met coal becomes constrained and new steel capacity favors PCI
Blast Furnace Coke - made from Metallurgical Coal Iron Ore Waste Gases Turbulent - Reaction region Slag Hot Metal
PCI coal is used as an energy source in a blast furnace and does not require the “strength” properties of coke
Source: Peabody Global Analytics

China's Economic Growth, Coal Consumption Accelerating
Peabody Energy
January coal imports of 31 million tonnes up 56% over prior year
February PMI in expansion for fourth straight month; Steel PMI of 58.9 at two-year high
Fixed asset investment up 21% in first two months due to infrastructure spend and improved project funding
Government targets 7.5% GDP growth in 2013
Power generation growth of 7.5% expected in 2013
Urbanization expected to send ~20 million more people to cities each year
A “new New York” every five months
Source: Peabody Global Analytics, World Steel Association, China Customs, China National Bureau of Statistics

China, India Coal Imports Expected to Grow 8% - 10% in 2013
Peabody Energy
China
~250 GW of new generation by 2017
Steel and generation build-out on coast encourages greater imports
China moving to limit met coal production
China mine cost inflation up >10% CAGR over past 5 years, pressuring marginal mines
China and India Coal Imports (Tonnes in Millions) 0 200 400 600
2012 426 Thermal 343 Met 83 2013P 465 375 90 2017P 640 485 155
India
~70 GW of new generation by 2017
Domestic coal production consistently falls below targets; struggles to meet demand
2012 blackouts highlight need for improved power grid and coal imports
New port projects underway to enable greater imports
Source: Peabody Global Analytics, China Customs, India Market Watch.

Annual World Coal Demand Expected to Grow ~1.4 Billion Tonnes in Five Years
Peabody Energy
Expected Global Coal Demand (Tonnes in Millions) 0 2,000 4,000 6,000 8,000 10,000
2012E 7,665 ROW 2,975 China 4,000 India 690
2013P 7,950 2,990 4,240 720
2017P 9,050 3,175 5,000 875
New coal-fueled generation of ~450 GW expected by 2017
Steel production expected to grow 20%, requiring additional 200 MTPY of metallurgical coal in 2017
Seaborne demand expected to grow at 6% CAGR
More than 85% of projected global demand growth in China/India
Source: Peabody Global Analytics.

U.S. Coal Supply Demand Fundamentals Rebounding Well in 2013
Peabody Energy
U.S. coal generation expected to rise 40 - 60 million tons in 2013
Gas-to-coal switching in play
PRB and Illinois Basin coal competitive at $2.50 - $2.75 and $3.25 - $3.50 natural gas prices, respectively
U.S. coal production down 13% YTD
Central Appalachia down 24%
YTD stockpile draws above five-year average
Current inventories at ~170-175 million tons: 8% below prior year levels
PRB inventories below other regions
U.S. Gas-to-Coal Switching Takes Hold in 2013
Coal and Natural Gas YOY Generation Change
40% 30% 20% 10% 0% -10% -20% -30%
1H 2012 Coal -23% Gas 37% 2H 2012 -5% 12% YTD 2013 4% -10%
Source: Peabody Global Analytics, U.S. EIA, MSHA. 2013 YTD data through February 2013

PRB and Illinois Basin Expected to Serve U.S. and Global markets
Peabody Energy
U.S. basins expected to see significant demand shift
Lower-cost PRB and ILB generation expected to grow 20%+ by 2017 from new plants, basin switching and higher capacity utilization
Current fleet only running at ~55% utilization
Every 1% utilization change = ~15 million tons of coal
Coal generation retirements primarily impacting older Southeastern plants already operating at low capacity
Peabody expects increased Gulf and West Coast exports to additionally benefit the Powder River and Illinois Basins. The proposed Gateway Pacific Terminal shown above could export up to 48 MTPY of Powder River Basin product to the growing Asian markets.
Source: Peabody Global Analytics

Coal Expected to Overtake Oil as World's Largest Energy Source in 2013
Peabody Energy
Primary World Energy Demand by Fuel
Million Tonne of Oil Equivalent
2000 2005 2010 2013 2015 2020 2025 2030
Coal Oil Natural Gas Nuclear Hydro Renewables
Source: Wood Mackenzie Energy Service

Peabody Energy Outlook

Peabody Targeting Four Primary Focus Areas
Peabody Energy
Achieve operational excellence in safety, productivity and production
Reduce costs and improve capital efficiency at all levels of the organization
Maximize cash flow to continue debt reduction
Position Peabody to benefit during market recovery

U.S. Platform Well Positioned in Current Market
Peabody Energy
Targeting 180 - 190 million tons of production in 2013
90% - 95% priced for 2013; 50% - 60% priced for 2014
Revenues per ton expected to be 5% - 10% below 2012 levels
Intense focus on cost containment and capital discipline
Expect stable costs per ton in 2013
Optimizing operations to maximize margins
Exploring opportunities to capitalize on U.S. coal exports over time
Priced position as of January 29, 2013.

Australia Platform Targets Higher Volumes and Productivity Gains
Peabody Energy
Targeting 7% - 14% increase of metallurgical coal volumes in 2013
Focus on costs and productivity improvements
Target 2013 costs in the low $80 per ton range
Key 2013 Projects:
Owner-operator conversion on track for April 1 transition at Wilpinjong and Millennium
Top coal caving technology implementation at North Goonyella in third quarter to add HQHCC volumes
Targeted Australia Volumes (Tonnes in Millions) 0 10 20 30 40
2005 8 Seaborne Thermal 2 Met 6
2011 25 Domestic Thermal 6 10 9
2012 33 7 12 14
2013P 33-36 7-8 11-12 15-16
Source: Sales volumes exclude discontinued operations.

Significant Australian Assets Provide Earnings Platform and Growth



North Burton
West Burton
North Goonyella Mine
Eaglefield Mine
Burton Mine
West Walker
Cooper Creek
Nebo
Coppabella Mine
Coppabella
Moorvale West
Moorvale Mine
Millennium Mine
Codrilla
Olive Downs North
Yeerun
Amaroo
Olive Downs South
Codrilla South
Willunga
Vermont East
Saraji

The 2011 Macarthur acquisition greatly adds to Peabody's presence in Australia's Bowen Basin – the best source of seaborne met coal in the world. (Acquired licenses shown in tan.)

Peabody Australia Platform

- $9.6 billion of investments over past decade
  - Acquisition of RAG, Excel and Macarthur
  - Greatly expanded capacity of thermal and met coal for seaborne market
- Australia segment generated $3.1 billion in Adjusted EBITDA in last three years alone
- Significant platform for future development and portfolio optimization

21

Capital Discipline, Debt Reduction a Top Priority
Peabody Energy
Targeting significant debt reduction
Cash flow generation, capital discipline and asset monetization
Debt-to-cap ratio goal of 40%-45% over time
Targeting 2013 capital spend of $450-$550 million
~50% below 2012 levels
Deferring early-stage growth projects
Debt-to-Capitalization Ratio
60 50 40 30 20 10 0 2012 56% Target Levels 40% - 45%
Source: 2012 debt-to-capital ratio based on 2012 Form 10-K.

Peabody Platform Shaped to Meet Needs of Changing Markets
Peabody Energy
Rising coal exports from Australia
Leading position in low-cost SPRB and Illinois Basin
Aggressive focus on cost control across platform
Solid operating cash flows, low maintenance capex needs and focus on debt reduction
Managing near-term headwinds; positioned well for market recovery

Energizing The World One BTU At A Time
Howard Weil Annual Energy Conference
Gregory H. Boyce Chairman and Chief Executive Officer
March 18, 2013
Peabody Energy